Exhibit 99.1

Tempus AI, Inc. Announces Proposed Convertible Senior Notes Offering to Optimize Capital Structure and Reduce Interest Expense

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A portion of the proceeds expected to be used to repay outstanding Term Loans, including immediately paying off the $275MM 2027 Term Loan, reducing interest expense and enhancing financial flexibility. A portion of the proceeds expected to be used to pay for capped call transactions to reduce potential dilution. Additional proceeds expected to be deployed for general corporate purposes.

CHICAGO, June 30, 2025 — Tempus AI, Inc. (“Tempus”) (NASDAQ: TEM), a technology company leading the adoption of AI to advance precision medicine and patient care, today announced its intent to offer, subject to market conditions and other factors, $400 million aggregate principal amount of Convertible Senior Notes due in 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Tempus also intends to grant the initial purchasers of the Notes an over-allotment option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $60 million aggregate principal amount of Notes.

The Notes will be general unsecured obligations of Tempus, will accrue interest payable semiannually in arrears and will mature on July 15, 2030, unless earlier converted, redeemed or repurchased. Upon conversion, Tempus will pay or deliver cash, shares of Tempus’ Class A common stock, par value $0.0001 per share (“Class A common stock”), or a combination of cash and shares of Class A common stock, at its election. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering.

Tempus expects to use the net proceeds from the Offering to repay $274.7 million principal amount of its outstanding senior secured term loans, plus any unpaid premium and interest, to pay the cost of the capped call transactions described below and for general corporate purposes, including acquisitions or strategic investments in complementary businesses or technologies, working capital, operating expenses, capital expenditures or repayment of additional indebtedness. If the initial purchasers exercise their over-allotment option to purchase additional Notes, Tempus expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions and for the general corporate purposes described above.

In connection with the pricing of the Notes, including the potential over-allotment Notes, Tempus expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “Option Counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Class A common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to the Class A common stock upon any conversion of Notes and/or offset any cash payments Tempus is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Tempus expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to the Class A common stock and/or purchase shares of Class A common stock concurrently with or shortly after the pricing of the Notes, including with, or from, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Class A common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or purchasing or selling Class A common stock or other securities of Tempus in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 20 trading day period beginning on the 21st scheduled trading day prior to the maturity date of the Notes, or, to the extent Tempus exercises the relevant election under the capped call transactions, following any repurchase, redemption or conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Class A common stock or the Notes which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.

The Notes and any shares of Class A common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Tempus

Tempus is a technology company advancing precision medicine through the practical application of artificial intelligence in healthcare. With one of the world’s largest libraries of multimodal data, and an operating system to make that data accessible and useful, Tempus provides AI-enabled precision medicine solutions to physicians to deliver personalized patient care and in parallel facilitates discovery, development and delivery of optimal therapeutics. The goal is for each patient to benefit from the treatment of others who came before by providing physicians with tools that learn as the company gathers more data.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed Offering, including statements concerning the proposed and the anticipated completion, timing and size of the proposed Offering of the Notes, the capped call transactions, the anticipated use of proceeds from the Offering, the impact of the Offering on Tempus’ future interest expense and strategic investments, and the potential impact of the foregoing or related transactions on dilution to holders of the Class A common stock and the market price of the Class A common stock or the Notes or the conversion price of the Notes. These forward-looking statements are based on Tempus’ current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Tempus’ actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. These and other risks are more fully described in Tempus’ filings with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 24, 2025, as well as other filings Tempus may make with the SEC in the future. Tempus undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts

Tempus Communications

Erin Carron

media@tempus.com

Tempus Investor Relations

Elizabeth Krutoholow

investorrelations@tempus.com

Source: Tempus AI, Inc.